UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)  September 22, 2004

World Financial Network Credit Card Master Note Trust

(Issuer of the Notes)

World Financial Network Credit Card Master Trust

(Issuer of the Collateral Certificate)

WFN Credit Company, LLC

(Transferor to each of the trusts)

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-113669, 333-113669-01, 333-113669-02	31-1772814
(Commission File Number)	(I.R.S. Employer Identification No.)

220 West Schrock Road, Westerville, Ohio	43081
(Address of Principal Executive Offices)	(Zip Code)

(614) 729-5044

(Registrant’s Telephone Number, Including Area Code)

No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Series 2004-B

In connection with the issuance of $355,500,000 Class A Asset Backed Notes, Series 2004-B (the “Class A Notes”), $16,875,000 Class M Asset backed Notes, Series 2004-B (the “Class M Notes”), $21,375,000 Class B Asset Backed Notes, Series 2004-B (the “Class B Notes”) and $56,250,000 Class C Asset Backed Notes, Series 2004-B (the “Class C Notes,” and together with the Class A Notes, the Class M Notes and the Class B Notes, the “2004-B Offered Notes”) described in a Prospectus Supplement, dated September 14, 2004, Mayer, Brown, Rowe & Maw LLP rendered an opinion regarding certain tax matters and an opinion regarding the legality of the 2004-B Offered Notes.  A copy of those opinions are filed as exhibits to this report and are incorporated herein by reference.

Series 2004-C

In connection with the issuance of $355,500,000 Class A Asset Backed Notes, Series 2004-C (the “Class A Notes”), $16,875,000 Class M Asset backed Notes, Series 2004-C (the “Class M Notes”) and $21,375,000 Class B Asset Backed Notes, Series 2004-C (the “Class B Notes” and together with the Class A Notes and the Class M Notes, the “2004-C Offered Notes”) described in a Prospectus Supplement, dated September 14, 2004, Mayer, Brown, Rowe & Maw LLP rendered an opinion regarding certain tax matters and an opinion regarding the legality of the 2004-C Offered Notes.  A copy of those opinions are filed as exhibits to this report and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.	Document Description

Exhibit 5.1	Opinion of Mayer, Brown, Rowe & Maw LLP regarding the legality of the Series 2004-B Note

Exhibit 5.2	Opinion of Mayer, Brown, Rowe & Maw LLP regarding the legality of the Series 2004-C Notes

Exhibit 8.1	Opinion of Mayer, Brown, Rowe & Maw LLP regarding certain tax matters relating to the Series 2004-B Notes

Exhibit 8.2	Opinion of Mayer, Brown, Rowe & Maw LLP regarding certain tax matters relating to the Series 2004-C Notes

Exhibit 23.1	Consent of Mayer, Brown, Rowe & Maw LLP (included in Exhibits 5.1 and 8.1)

Exhibit 23.2	Consent of Mayer, Brown, Rowe & Maw LLP (included in Exhibits 5.2 and 8.2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFN CREDIT COMPANY, LLC, as
Co-Registrant and as depositor on behalf of WORLD FINANCIAL NETWORK CREDIT CARD MASTER NOTE TRUST AND WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST, as Co-Registrants

Dated: September 22, 2004	By:	/s/ Daniel T. Groomes
Name: Daniel T. Groomes
Title: President

INDEX TO EXHIBITS

Exhibit No.	Document Description

Exhibit 5.1	Opinion of Mayer, Brown, Rowe & Maw LLP regarding the legality of the Series 2004-B Note

Exhibit 5.2	Opinion of Mayer, Brown, Rowe & Maw LLP regarding the legality of the Series 2004-C Notes

Exhibit 8.1	Opinion of Mayer, Brown, Rowe & Maw LLP regarding certain tax matters relating to the Series 2004-B Notes

Exhibit 8.2	Opinion of Mayer, Brown, Rowe & Maw LLP regarding certain tax matters relating to the Series 2004-C Notes

Exhibit 23.1	Consent of Mayer, Brown, Rowe & Maw LLP (included in Exhibits 5.1 and 8.1)

Exhibit 23.2	Consent of Mayer, Brown, Rowe & Maw LLP (included in Exhibits 5.2 and 8.2)